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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 15, 1999

                   ContiMortgage Home Equity Loan Trust 1998-2
             (Exact name of registrant as specified in its charter)


                                                                 16-6476570
                                                                 16-6476571
                                                                 16-6476572
          New York                       33-339505               16-6476573
(State or Other Jurisdiction           (Commission)           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                                 14203-2599
(Address of Principal)                                           (Zip Code)


        Registrant's telephone number, including area code (716) 842-5589


                                    No Change
          (Former name or former address, if changed since last report)


________________________________________________________________________________
Note: Please see page 5 for Exhibit Index                                 Page 1


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Item 5.  Other Events.

     On January 15, 1999 a scheduled distribution was made from the Trust to holders of the Class A, B and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of December, 1998 dated January 15, 1999 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of December, 1998 was $659,128.80.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

19.  Trustee's Monthly Servicing Report for the month of December, 1998.








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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             By:  CONTISECURITIES ASSET FUNDING CORP.,
                                  As Depositor


                                  By:    /s/ Joy B. Tobert
                                         ------------------------------
                                  Name:  Joy B. Tobert
                                  Title: Vice President and Assistant Secretary




Dated: January 29, 1999










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


                                  EXHIBIT INDEX



Exhibit No.       Description

    19.          Trustee's Monthly Servicing Report for the Month of
                 December, 1998.










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